SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                  AMENDMENT No.1

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                October 21, 1997
                   (Amending Form 8-K dated August 18, 1997)




                       PUBLIC STORAGE PROPERTIES XI, INC.
             (Exact name of registrant as specified in its charter)



California                           1-10709                       95-4300881
(state or other               (Commission File Number)          I.R.S. Employer
 jurisdiction of incorporation                         Identification  Number)



701 Western Ave., Glendale, California                               91201-2397
(Address of principal executive offices)                             (Zip Code)



       Registrant's telephone number, including area code: (818) 244-8080


                                       N/A
          (Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS

         a. Proposed Merger and Exchange

         Public Storage Properties XI, Inc. ("PSP11"), American Office Park Properties, Inc. ("AOPP") and Public Storage, Inc. ("PSI") have entered into an Agreement and Plan of Reorganization dated as of August 18, 1997 (the "Agreement and Plan of Reorganization") providing for (i) the merger of AOPP with and into PSP11 (the "Merger") and (ii) the tax-deferred like-kind exchange (the
"Exchange") in which PSP11 will exchange 13 predominately mini-warehouse properties for 11 commercial properties owned by PSI, which Merger and Exchange are subject to certain conditions (as described below). AOPP, a subsidiary of PSI, owns and operates commercial properties directly and through a consolidated partnership (the "Operating Partnership"). Upon the Merger, each of the 1,819,937 outstanding shares of PSP11's Common Stock Series A ("Series A Shares") (other than shares held by holders of Series A Shares of PSP11 ("Series A Shareholders") who have properly exercised dissenters' rights under California law) would continue to be owned by the Series A Shareholders or converted into the right to receive cash as follows: (i) with respect to up to 20% of the outstanding Series A Shares, $20.50 in cash and (ii) the balance of the outstanding Series A Shares would continue to be owned by the Series A Shareholders. In the Merger, (i) each share of PSP11's Common Stock Series B ("Series B Shares") and each share of PSP11's Common Stock Series C ("Series C Shares") would be converted into 0.8641 Series A Shares of PSP11 (or up to 20% in cash) and (ii) each share of AOPP's capital stock would be converted into
1.18 Series A Shares of PSP11 (or up to 20% in cash). At September 30, 1997, there were 707,071 outstanding Series B Shares and Series C Shares and 3,523,500 outstanding shares of AOPP Common Stock. Based on the outstanding shares of AOPP Common Stock at September 30, 1997, (i) approximately 4,727,000 Series A Shares of PSP11 would be issued in the Merger (assuming no cash elections) with an additional 7,206,000 shares reserved for issuance upon conversion of partnership interests of the Operating Partnership into Series A Shares of PSP11, and (ii) after the Merger, the ownership of PSP11 by public shareholders would be reduced from 63% to 26% while the beneficial ownership of PSP11 by PSI would increase from 37% to 74% (assuming no cash elections and no conversion of partnership interests). Concurrently with the Merger, PSP11 will exchange 13 predominately mini-warehouse properties for 11 commercial properties owned by PSI. The Merger and the Exchange are conditioned on each other. The Merger is conditioned on (among other things) approval by PSP11's shareholders and receipt of a satisfactory fairness opinion by PSP11.

     For further information regarding the Merger and the Exchange, see the Agreement and Plan of Reorganization which was previously filed as Exhibit 2 to PSP11's Form 8-K dated August 18, 1997 (filed September 3, 1997) and is incorporated herein by this reference.

         b. Summary Financial Information

                                                  Six Months Ended June 30, 1997              Year Ended December 31, 1996
                                             ------------------------------------------   -----------------------------------------
                                                          Pro Forma -      Pro Forma -               Pro Forma -     Pro Forma -
                                               PSP11        No Cash       Maximum Cash     PSP11        No Cash      Maximum Cash
                                             Historical   Elections(1)   Elections(1)(2) Historical   Elections(1)   Elections(1)(2)
                                            ------------ ------------   ---------------- ------------ ------------   ---------------

                                                                   ($ in thousands, except per share data)

Operating Data:
Revenues
   Rental revenues                           $  3,704    $   22,232      $   22,232     $  7,220    $   42,084      $   42,084
   Facility management fees                         -           198             198            -           375             375
   Interest and other income                       32           171             171           33            76              76
                                            ------------ ------------   ---------------- ------------ ------------   ---------------
                                                3,736        22,601          22,601        7,253        42,535          42,535
                                            ------------ ------------   ---------------- ------------ ------------   ---------------
Expenses:
   Cost of operations                           1,385         8,474           8,474        2,728        17,543          17,543
   Cost of managing facilitates                     -            41              41            -            91              91
   Depreciation and amortization                  569         4,725           4,725        1,150         9,448           9,448
   General and administrative                     107           492             492          217         1,360           1,360
   Interest expense                                 -             -             282            3             3             567
                                                2,061        13,732          14,014        4,098        28,445          29,009
Income before minority interest                 1,675         8,869           8,587        3,155        14,090          13,526
Minority interest(3)                                -        (4,647)         (4,621)           -        (7,388)         (7,285)
                                            ------------ ------------   ---------------- ------------ ------------   ---------------
Net income                                   $  1,675    $    4,222       $   3,966     $  3,155    $    6,702      $    6,241
                                            ============ ============   ================ ============ ============   ===============
Balance Sheet Data(at end of period):
   Cash and cash equivalents                 $  1,861    $    1,830      $    1,000
   Total assets                                28,370       272,901         272,071
   Total debt                                       -             -               -
   Shareholders' equity                        26,930       124,886         117,424

Per Share of Common Stock
Net income(4):
   Primary                                   $    0.85   $      0.64     $      0.64    $    1.59   $      1.02     $      1.01
   Fully-diluted                                  0.66          0.64            0.64         1.24          1.02            1.01
   Book value (at end of period)                 10.66         19.07           18.99
Weighted average shares of
   common stock (in thousands)(5)
   Primary                                      1,820         6,547           6,183        1,831         6,547           6,183
   Fully-diluted                                2,527         6,547           6,183        2,538         6,547           6,183


Property Data:
   Business parks:
     Net rentable square feet at end of
       period (000's)                             191         4,744           4,744          191         4,744           4,744
     Number of facilities with business
       park space at end of period                  4            55              55            4            55              55
     Weighted average occupancy for the          96.8%         95.6%           95.6%        97.9%         95.7%           95.7%
       period
     Weighted average monthly realized
       rent per occupied square feet for      $   0.63    $     0.82      $     0.82     $   0.60    $     0.77      $     0.77
       the period

   Mini-warehouses:
     Net rentable square feet at end of
       period (000's)                             738             -               -          738           -               -
     Number of facilities with
       mini-warehouse space at end of              13             -               -           13           -               -
       period
     Weighted average occupancy for the          92.1%            -               -
       period                                                                               92.1%          -               -
     Weighted average monthly realized
       rent per occupied square feet for      $   0.74            -               -      $   0.72          -               -
       the period

Other Data:
   Funds from operation allocable to          $ 2,244     $   6,471       $   6,152      $ 4,305     $  11,206       $  10,609
   shareholders(6)

(1) For the pro forma data, assumes all property transactions which occurred during 1997 and concurrent with the Merger are assumed to occur at the beginning of 1996. Pro forma per share amounts are based on the number of shares of PSP11 Common Stock Series A assumed to be outstanding at June 30, 1997, after giving effect to the issuance of shares of PSP11 Common Stock Series A in the Merger. The per share information assumes the cancellation of 47,824 PSP 11 Common Stock Series C shares in accordance with a pre-existing agreement, the conversion of each remaining share of PSP11 Common Stock Series B and C into 0.8641 share of PSP11 Common and 1.18 shares of PSP11 Common Stock Series A are issued for each share of AOPP Common Stock in the Merger.

(2) Maximum cash elections assumes 20% of the outstanding shares of PSP11 Common Stock Series A elect to take $20.50 in cash in connection with the Merger.

(3) As a result of the Merger, PSP11 will replace AOPP as the sole general partner of the Operating Partnership. Minority interests represents ownership of Operating Partnership Units which are not owned by PSP11. The Operating Partnership Units, subject to certain conditions of the Operating Partnership Agreement, are convertible into shares of PSP11 Common Stock Series A on a one-for-one basis. Pro forma weighted average Operating Partnership Units outstanding during each pro forma period and owned by minority interest totaled 7,205,670.

(4) Primary earnings per share represents the shareholders' rights to distribution out of the respective period's net income, which is calculated by dividing net income after reduction for any distributions made to the holders of the PSP11 Common Stock Series B (holders of the PSP11 Common Stock Series C are not entitled to cash distributions) by the weighted average number of shares of PSP11 Common Stock. Fully diluted earnings per shares assumes conversion of the PSP11 Common Stock Series B and C into PSP11 Common Stock Series A. In connection with the Merger, the PSP11 Common Stock Series B and C converted into PSP11 Common Stock Series A - see note (1).

(5) In connection with the reorganization of a partnership which was the predecessor to PSP11, PSP11 issued PSP11 Common Stock Series A and PSP11 Common Stock Series B and C. The capital structure of PSP11 was designed to reflect the economic rights of the limited partners and general partners in the predecessor partnership and the capital shares were distributed to the limited and general partners in respect of their interests in the predecessor partnership.

     PSP11 Common Stock Series A shares are entitled to 100% of cash distributions from operations from PSP11 until (a) the sum of (1) all cumulative dividends and other distributions from all sources to the holders of PSP11 Common Stock Series A shares of PSP11 and (2) the cumulative predecessor partnership distributions from all sources with respect to all units equal (b) the product of $20 multiplied by the number of the then-outstanding shares of PSP11 Common Stock Series A ("Conversion").

     As of June 30, 1997, Conversion will occur with respect to PSP11 when $6,016,000 in additional distributions are made to holders of PSP11 Common Stock Series A (assuming no further repurchases of PSP11 Common Stock Series A).

(6) Funds from operations (FFO) is defined by PSP11 as net income, computed in accordance with generally accepted accounting principles (GAAP), before depreciation, amortization and extraordinary or non-recurring items. FFO is presented because PSP11 considers FFO to be a useful measure of the operating performance of a REIT which, together with net income and cash flows, provides investors with a basis to evaluate the operating and cash flow performances of a REIT. FFO does not take into consideration scheduled principal payments on debt and capital improvements. Accordingly, FFO is not necessarily a substitute for cash flow or net income as a measure of liquidity or operating performance or ability to make acquisitions and capital improvements or ability to pay distributions or debt principal payments. Also, FFO as computed and disclosed by PSP11 may not be comparable to FFO computed and disclosed by other REITs.

Funds from operations is computed as follows:

                                                  Six Months Ended June 30, 1997              Year Ended December 31, 1996
                                             ------------------------------------------   -----------------------------------------
                                                          Pro Forma -      Pro Forma -               Pro Forma -     Pro Forma -
                                               PSP11        No Cash       Maximum Cash    PSP11        No Cash      Maximum Cash
                                             Historical    Elections        Elections   Historical    Elections       Elections
                                            ------------ ------------   ---------------- ------------ ------------   ---------------
                                                                   ($ in thousands, except per share data)
Net Income                                     $1,675       $ 4,222         $ 3,966      $ 3,155     $    6,702      $    6,241
Depreciation and amortization                     569         4,725           4,725        1,150          9,448           9,448
Minority interest in income                         -         4,647           4,621            -          7,388           7,285
                                            ------------ ------------   ---------------- ------------ ------------   ---------------
Funds from operations                           2,244        13,594          13,321        4,305         23,538          22,974
Funds from operations allocable to
  minority interest                                 -        (7,123)         (7,169)           -        (12,332)        (12,365)
                                            ------------ ------------   ---------------- ------------ ------------   ---------------
Funds from operations allocable to
shareholders                                   $2,244       $ 6,471         $ 6,152      $ 4,305     $   11,206      $   10,609
                                            ============ ============   ================ ============ ============    ==============

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         c.  Exhibits

               2. Agreement and Plan of Reorganization by and among PSP11, AOPP and PSI dated as of August 18, 1997 (the "Agreement and Plan of Reorganization"), and form of Agreement of Merger between PSP11 and AOPP (Exhibit A to the Agreement and Plan of Reorganization). Previously filed as Exhibit 2 to PSP11's Form 8-K dated August 18, 1997 (filed September 3,
     1997) and incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     PUBLIC STORAGE PROPERTIES XI, INC.



Date:  October 21, 1997           By:
                                     ------------------------------------------
                                     David P. Singelyn
                                     Vice President and Chief Financial Officer